UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 8, 2011

Bio-Reference Laboratories, Inc.

 (Exact name of registrant as specified in its charter)

New Jersey	0-15266	22-2405059
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

481 Edward H. Ross Drive, Elmwood Park,	NJ 07407
(Address of principal executive offices)	(Zip Code)

(201) 791-2600

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14-d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Bio-Reference Laboratories, Inc.

Form 8-K

September 8, 2011

Item 5.07 Submission of Matters to a Vote of Security Holders

(a)          The annual stockholder meeting of Bio-Reference Laboratories, Inc. (the “Company”) was held on September 8, 2011

(b)         (1) At the meeting, Sam Singer and Harry Elias were elected by the following votes, each to serve as the two Class II directors of the Company for a term of three years.

	FOR	Authority Withheld
Sam Singer	17,534,409	3,698,513
Harry Elias	19,863,441	1,369,481

(b)         (2) At the meeting, stockholders approved, on an advisory basis, the compensation paid to the Company’s three executive officers as disclosed in the annual meeting Proxy Statement. The vote was as follows:

FOR	AGAINST	ABSTAIN
13,393,031.0	6,853,122	986,769

(b)         (3) At the meeting, stockholders voted on an advisory basis, that the frequency with which the Company’s stockholders should have an advisory vote on executive compensation of the Company’s named executive officers should be as follows:

	FOR
Every year	12,963,290
Every two years	1,581,157
Every three years	6,479,180
Abstain

		Abstain
		209,295

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Bio-Reference Laboratories, Inc.
(Registrant)

/s/ Sam Singer
Sam Singer
Senior Vice President and
Date: September 8, 2011	Chief Financial Officer